Exhibit 10.2

THE SECURITIES TO BE ISSUED PURSUANT TO THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR ANY OTHER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED THEREUNDER OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

THE SECURITIES TO BE ISSUED PURSUANT TO THIS AGREEMENT HAVE NOT BEEN QUALIFIED BY A PROSPECTUS IN CANADA AND THERE ARE RESTRICTIONS WITH RESPECT TO TRADING IN, AND THE RESTRICTED PERIOD OR STATUTORY HOLD PERIOD APPLICABLE TO THE SECURITIES IMPOSED BY CANADIAN SECURITIES LEGISLATION AND REGULATIONS OF, AND THE INSTRUMENTS, POLICIES, RULES, ORDERS, CODES, NOTICES AND INTERPRETATION NOTES OF THE CANADIAN SECURITIES REGULATORY AUTHORITIES IN EACH OF THE PROVINCES AND TERRITORIES OF CANADA, AS APPLICABLE.

SUBSCRIPTION AGREEMENT

(This “Agreement”)

Droneify Ltd.

103-482 South Service Road East

Oakville, ON Canada L6J 2X6

Attn: Adam Sax, CEO

Ladies and Gentlemen:

Subscription. The undersigned (sometimes referred to herein as the “Investor” or “I” or “me”) hereby subscribes for and agrees to purchase the Securities (as defined below) of Droneify Ltd., a Province of Ontario, Canada corporation (the “Company”), for the purchase price (the “Purchase Price”) set forth on the signature page hereto, on the terms and conditions described herein, in the investor package of which this Agreement forms a part (the “Investor Package”) and in the other exhibits to the Investor Package (collectively, the “Offering Documents”). Terms not defined herein are as defined elsewhere in the Offering Documents. The Company is seeking to raise a minimum of $250,000 (the “Minimum Offering Amount”) and maximum of $1,500,000 (the “Maximum Offering Amount”) in this Offering. The minimum amount of investment required from any one subscriber to participate in this Offering is $25,000, however, the Company reserves the right, in its sole discretion, to accept subscriptions in an amount less than this amount. All references to $ mean United States dollars. Boustead Securities, LLC (“Boustead”) and the Company, in their sole discretion, may accept subscriptions in excess of the Maximum Offering Amount. All references to $ means United States dollars. The undersigned acknowledges that the Company has engaged Boustead as its exclusive placement agent in connection with this Offering.

1. Description of Securities; Risk Factors.

a.	Description of Securities. The Company is offering (the “Offering”) to the Investor Class A common shares, no par value per share, of the Company (“Class A Common Shares” or “Shares” or “Securities”) at a purchase price of $1.00 per Share. For a more detailed description of the Securities see the Term Sheet attached as Exhibit C to the Subscription Package.

This Offering is being conducted in advance of the Company’s intended initial public offering (“IPO”) of Ordinary Shares (“Ordinary Shares”) of Cayman Holdco (as defined herein) and listing such Ordinary Shares for trading on the Nasdaq Capital Market or other national securities exchange.

Under the Company’s engagement letter with Boustead, dated June 21, 2022 (the “Engagement Letter”), Boustead has been engaged as our exclusive financial advisor for the 18-month term of the Engagement Letter. In addition, Boustead has expressed its intent to enter into an Underwriting Agreement with the Company to act as the lead underwriter for the proposed IPO on a “firm commitment” basis. There can be no assurance that we and Boustead will be able to agree on the terms of such Underwriting Agreement or that our proposed IPO will be successfully consummated.

b.	Risks Related to the Investment in the Securities. Investing in the Securities involves a high degree of risk. Before investing, Investors should carefully consider the Business Summary of the Company (Exhibit D to the Investor Package), the Risk Factors related to the Company’s business (Exhibit E to the Investor Package) and the Company Investor Presentation (Exhibit F to the Investor Package) together with the other information contained in Offering Documents.

2. Purchase.

a.	I hereby agree to tender to Sutter Securities, Inc. (the “Escrow Agent”), (i) by check or wire transfer of immediately available funds (to a bank account and related wire instructions provided in the Investor Package or otherwise provided to me upon my request) made payable to “Sutter Securities, Inc., as Escrow Agent for Droneify Ltd.” for such number of Shares indicated on the signature page hereto, (ii) an executed copy of this Subscription Agreement, and (iii) an executed copy of my Investor Representation and Suitability Questionnaire[1], attached as Exhibit B to the Investor Package. Funds will be held in an escrow account maintained by the Escrow Agent (the “Escrow Account”), as set forth in more detail below pending the initial Closing of the Offering.

b.	The Offering is for a minimum offering amount of $250,000 (the “Minimum Offering Amount”) and a maximum offering of $1,500,000 (the “Maximum Offering Amount”). All subscriptions to purchase Securities will be held in the Escrow Account, which is a noninterest-bearing maintained by the Escrow Agent. The subscriptions will remain in the Escrow Account until subscriptions for the Minimum Offering Amount are raised. Boustead and the Company, in their sole discretion, may accept subscriptions in excess of the Maximum Offering Amount.

c.	This Offering will continue until the earlier of (a) the sale of 1,500,000 Shares for $1,500,000 of gross proceeds being the Maximum Offering Amount, or (b) September 30, 2022, unless such date is extended by the Company and Boustead in their sole discretion (the “Termination Date”). Upon the earlier of a Closing (defined below) on my subscription or completion of the Offering, I will be notified promptly by the Company as to whether my subscription has been accepted by the Company.

3. Acceptance or Rejection of Subscription.

a.	I understand and agree that the Company reserves the right to reject this subscription for the Securities, in whole or in part, for any reason and at any time prior to the Closing (defined below) of my subscription.

b.	In the event the Company rejects this subscription, my subscription payment will be promptly returned to me without interest or deduction and this Subscription Agreement shall be of no force or effect. In the event my subscription is accepted and the Offering is completed, the subscription funds submitted by me shall be released to the Company.

1	Investors other than Canadian Investors shall complete the “Investor Representation and Suitability Questionnaire (for non-Canadian Subscribers)”. Canadian investors shall complete the “Investor Representation and Suitability Questionnaire (for Canadian Subscribers).

4. Closing. The closing (“Closing”) of this Offering may occur at any time and from time to time on or before the Termination Date. The Company must achieve the $250,000 Minimum Offering Amount prior to conducting an initial Closing (the “Initial Closing”). Upon receipt of the Minimum Amount, an Initial Closing will be held, and all funds will be released from the Escrow Account and paid to the Company, less professional fees and compensation paid to Boustead and syndicate members, if any. Thereafter, additional Closings will be held as funds are received up to the earlier to occur of receipt of the $1,500,000 Maximum Offering Amount (or increased amount agreed to by the Company and Boustead) or the Termination Date. Boustead and the Company, in their sole discretion, may accept subscriptions in excess of the Maximum Offering Amount. Pending receipt of the Minimum Offering Amount, all subscription funds will be placed in escrow with the Escrow Agent. If, for any reason, the Minimum Offering Amount of subscriptions are not received by the Termination Date (as the same may be extended by Boustead and the Company), all escrowed funds will be returned to subscribers, without interest or deduction. The Securities subscribed for herein shall not be deemed issued to or owned by me until one copy of this Subscription Agreement has been executed by me and countersigned by the Company and the Closing with respect to such Securities has occurred. Affiliates of the Company or Boustead, including officers, directors and existing stockholders of the Company and representatives of Boustead, may invest in this Offering and their funds will be counted toward the Company achieving the Minimum Amount. In addition, the Company may allow affiliates of the Company, Boustead or other investors to pay the subscription price through the cancellation of indebtedness or other obligations owed to such investors by the Company and such investment amount would also be counted toward achieving the Minimum Amount. I acknowledge and agree that Boustead and the Company may unilaterally, without my consent, agree to extend the Termination Date by which the Minimum Offering Amount must be raised for an Initial Closing to occur and Boustead and the Company shall not be required to return the escrowed funds to me if there is any such extension.

5. Disclosure. Because this offering is limited to “accredited investors” as defined in Section 2(15) of the Securities Act, and Rule 501 promulgated thereunder, in reliance upon the exemption contained in Section 4(a)(2) of the Securities Act and applicable state securities laws, or as defined under National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”), the Securities are being sold without registration under the Securities Act. I acknowledge receipt of the Offering Documents and represent that I have carefully reviewed and understand the Offering Documents, including all exhibits attached hereto. I have received all information and materials regarding the Company that I have requested. I fully understand that the Company has a limited financial and operating history and that the Securities are speculative investments which involve a high degree of risk, including the potential loss of my entire investment. I fully understand the nature of the risks involved in purchasing the Securities and I am qualified to make such investment based on my knowledge of and experience in investing in securities of this type. I have carefully considered the potential risks relating to the Company and purchase of its Securities and have, in particular, reviewed each of the risks set forth in the Offering Documents. Both my advisors and I have had the opportunity to ask questions of and receive answers from representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company and my advisors and I have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, I have independently evaluated the risks of purchasing the Securities.

6. Investor Representations and Warranties. I acknowledge, represent and warrant to, and agree with, the Company as follows:

a.	I am aware that my investment involves a high degree of risk as disclosed in the Offering Documents and have carefully read the Offering Documents, and I understand that by signing this Subscription Agreement I am agreeing to be bound by all of the terms and conditions of the Offering Documents.

b.	I acknowledge and am aware that there is no assurance as to the future performance of the Company.

c.	I acknowledge that there may be certain adverse tax consequences to me in connection with my purchase of Securities, and the Company has advised me to seek the advice of experts in such areas prior to making this investment.

d.	I am purchasing the Securities for my own account for investment purposes only and not with a view to or for sale in connection with the distribution of the Securities, nor with any present intention of selling or otherwise disposing of all or any part of the foregoing securities. I agree that I must bear the entire economic risk of my investment for an indefinite period of time because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available. I hereby authorize the Company to place a restrictive legend on the Securities that are issued to me.

e.	I recognize that the Securities, as an investment, involve a high degree of risk including, but not limited to, the risk of economic losses from operations of the Company and the total loss of my investment. I believe that the investment in the Securities is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company.

f.	I have been given access to full and complete information regarding the Company and have utilized such access to my satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Offering Documents, and I have either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking questions of, and receiving answers from, such officers concerning the terms and conditions of the offering of the Securities and the business and operations of the Company and to obtain any additional information, to the extent reasonably available.

g.	I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. I have not utilized any person as my purchaser representative as defined in Regulation D under the Securities Act in connection with evaluating such merits and risks.

h.	I have relied solely upon my own investigation in deciding to invest in the Company.

i.	I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of my investment in the Company and I have received no information (written or otherwise) from them relating to the Company or its business other than as set forth in the Offering Documents. I am not participating in the offer as a result of or subsequent to (but not limited to): (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or on the Internet or broadcast over television, radio or the Internet or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

j.	I have had full opportunity to ask questions and to receive satisfactory answers concerning the offering and other matters pertaining to my investment and all such questions have been answered to my full satisfaction.

k.	I have been provided an opportunity to obtain any additional information concerning the offering and the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

l.	I am an “accredited investor” as defined in Section 2(15) of the Securities Act and in Rule 501 promulgated thereunder and have attached the completed Investor Questionnaire to indicate my “accredited investor” status. I can bear the entire economic risk of the investment in the Securities for an indefinite period of time and I am knowledgeable about and experienced in making investments in the equity securities of non-publicly traded companies, including early stage companies. I am not acting as an underwriter or a conduit for sale to the public or to others of unregistered securities, directly or indirectly, on behalf of the Company or any person with respect to such securities.

m.	I understand that (1) the Securities have not been registered under the Securities Act, or the securities laws of certain states, in reliance on specific exemptions from registration, (2) no securities administrator of any state or the federal government has recommended or endorsed this offering or made any finding or determination relating to the fairness of an investment in the Company, and (3) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of certain exemptions from registration afforded by the Securities Act and certain state securities laws.

n.	I understand that since neither the offer nor sale of the Securities has been registered under the Securities Act or the securities laws of any state, the Securities may not be sold, assigned, pledged or otherwise disposed of unless they are so registered or an exemption from such registration is available.

o.	I have had the opportunity to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.

p.	If the Investor is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an Investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

q.	To the extent the undersigned Subscriber is not a “U.S. Person,” as such term is defined in Rule 902(k) of Regulation S, the undersigned has initialed the following representation (please initial below if applicable) and made the following representations below:

_____ The undersigned Subscriber is not a “U.S. Person,” as such term is defined in Rule 902(k) of Regulation S.2

[2]	Regulation S provides in part as follows:

1.	“U.S. person” means: (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act of 1933, as amended, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

2.	The following are not “U.S. persons”: (i) any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; (ii) any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if: (A) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (B) the estate is governed by foreign law; (iii) any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person; (iv) an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country; (v) any agency or branch of a U.S. person located outside the United States if: (A) the agency or branch operates for valid business reasons; and (B) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and (vi) the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

i.	The undersigned is not acquiring the Securities for the account or benefit of a U.S. Person.

ii.	If the undersigned is a legal entity, it has not been formed specifically for the purpose of investing in the Company.

iii.	The undersigned hereby represents that he, she or it has satisfied and fully observed the laws of the jurisdiction in which he, she or it is located or domiciled, in connection with the acquisition of the Securities, including (i) the legal requirements of the undersigned’s jurisdiction for the acquisition of the Securities, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, which may be relevant to the holding, redemption, sale, or transfer of the Securities; and further, the undersigned agrees to continue to comply with such laws as long as he, she or it shall hold the Securities.

iv.	To the knowledge of the undersigned, without having made any independent investigation, neither the Company nor any person acting for the Company, has conducted any “directed selling efforts” in the United States as the term “directed selling efforts” is defined in Rule 902 of Regulation S, which, in general, means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the marketing in the United States for any of the Securities being offered. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of the Securities. To the knowledge of the undersigned, the Securities were not offered to the undersigned through, and the undersigned is not aware of, any form of general solicitation or general advertising, including without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

v.	The undersigned will offer, sell or otherwise transfer the Securities, only (A) pursuant to a registration statement that has been declared effective under the Securities Act, (B) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S in a transaction meeting the requirements of Rule 904 (or other applicable Rule) under the Securities Act, or (C) pursuant to another available exemption from the registration requirements of the Securities Act, subject to the Company’s right prior to any offer, sale or transfer pursuant to clauses (B) or (C) to require the delivery of an opinion of counsel, certificates or other information reasonably satisfactory to the Company for the purpose of determining the availability of an exemption.

vi.	The undersigned will not engage in hedging transactions involving the Securities unless such transactions are in compliance with the Securities Act.

vii.	The undersigned represents and warrants that the undersigned is not a citizen of the United States and is not, and has no present intention of becoming, a resident of the United States (defined as being any natural person physically present within the United States for at least 183 days in a 12-month consecutive period or any entity who maintained an office in the United States at any time during a 12-month consecutive period). The undersigned understands that the Company may rely upon the representations and warranty of this paragraph as a basis for an exemption from registration of the Securities under the Securities Act of 1933, as amended, and the provisions of relevant state securities laws.

r.	I, or others for whom I am contracting hereunder, am aware that the Company is not now a “reporting issuer” under Canadian Securities Laws and there is no guarantee that it will become a reporting issuer in the future and have been independently advised as to or am aware of the restrictions with respect to trading in, and the restricted period or statutory hold period applicable to the Securities imposed by securities legislation in Canada and the regulations of, and the instruments, policies, rules, orders, codes, notices and interpretation notes of the Canadian securities regulatory authorities in each of the provinces and territories of Canada, as applicable (collectively the “Canadian Securities Laws”), that a suitable legend or legends will be placed on the certificates representing the Securities to reflect the applicable restricted period and hold period to which the Securities are subject, and I, or others for whom I am contracting hereunder, are solely responsible (and the Company is in no way responsible) for compliance with applicable resale restrictions.

s.	I acknowledge and agree that the certificates representing the Securities may bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (i) [DATE OF DISTRIBUTION], AND (ii) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.”

t.	I, or others for whom I am contracting hereunder, am basing my investment decision solely on the Offering Documents and other publicly available information concerning the Company and not on any other information concerning the Company, and I, or others for whom I am contracting hereunder acknowledge that the Company has not made any written representations, warranties or covenants in respect of such publicly available information, except as set forth in the Offering Documents.

u.	I, or others for whom I am contracting hereunder, acknowledge that the Company is a private company and does not have any of its securities listed on a stock exchange, and there is no assurance that its securities will ever become publicly listed and that there is currently no market for the Securities and no market may ever develop.

v.	I, or others for whom I am contracting hereunder, acknowledge that as a consequence of the sale being exempt from the prospectus requirements of Canadian Securities Laws: (A) certain protections, rights and remedies provided by Canadian Securities Laws, including statutory rights of rescission and certain statutory remedies against an issuer, underwriters, auditors, directors and officers that are available to investors who acquire securities offered by a prospectus, will not be available to me, or, if applicable, others for whom I am contracting hereunder; (B) the common law may not provide investors with an adequate remedy in the event that they suffer investment losses in connection with securities acquired in a private placement; (C) I, or, if applicable, others for whom I am contracting hereunder, may not receive information that would otherwise be required to be given under Canadian Securities Laws; and (D) the Company is relieved from certain obligations that would otherwise apply under Canadian Securities Laws.

w.	I, or others for whom I am contracting hereunder, represent and warrant that no person has made any written or oral representation: (A) that any person will resell or repurchase any of the Securities; (B) that any person will refund the purchase price for the Securities; or (C) as to the future price or value of the Securities.

x.	I, or others for whom I am contracting hereunder, acknowledge that there is no government or other insurance covering the Securities.

y.	I, or others for whom I am contracting hereunder, represent and warrant that the funds representing the aggregate purchase price in respect of the Securities which will be advanced by me or on my behalf to the Company hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (for the purposes of this paragraph the “PCMLTFA”) and I acknowledge that the Company may in the future be required by law to disclose my name and other information relating to this Agreement and the subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. (a) None of the subscription funds provided by me: (i) have been or will be derived directly or indirectly from or related to any activity that is deemed criminal under the laws of Canada, the United States of America, or any other jurisdiction; or (ii) are being tendered on behalf of a person or entity who has not been identified to me; and (b) I will promptly notify the Company if I discover that any of such representations cease to be true, and to provide the Company with appropriate information in connection therewith.

z.	I, and, if applicable, others for whom I am contracting hereunder, acknowledge that we have not received, nor have we requested nor had any need to receive, or been provided with a prospectus, offering memorandum (within the meaning of Canadian Securities Laws) or any document purporting to describe the business and affairs of the Company which has been prepared for review by prospective purchasers to assist in making an investment decision in respect of the Securities, other than the Offering Documents and that my decision, or, if applicable, the decision of others for whom I am contracting hereunder, to enter into this Agreement and to purchase the Securities from the Company is based entirely upon the Offering Documents and not upon any other verbal or written representation as to fact or otherwise made by or on behalf of the Company.

aa.	I agree not to sell the Securities except in accordance with any applicable Canadian resale restrictions.

bb.	If required by applicable securities laws or stock exchange rules, I will execute, deliver and file or assist the Company in obtaining and filing such reports, undertakings and other documents relating to the purchase of the Securities as may be required by applicable securities law, any securities commission, stock exchange or other regulatory authority.

cc.	I acknowledge that I have consented to and requested that all documents evidencing or relating in any way to the sale of the Securities be drawn up in the English language only. Le souscripteur reconnaît par les présentes avoir consenti et exigé que tous les documents faisant foi ou se rapportant de quelque manière à la vente des bons de unités soient rédigés en anglais seulement.

dd.	The information contained in my Investor Questionnaire, as well as any information which I have furnished to the Company with respect to my financial position and business experience, is correct and complete as of the date of this Subscription Agreement and, if there should be any material change in such information prior to the Closing of the offering, I will furnish such revised or corrected information to the Company. I hereby acknowledge and am aware that except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription and any agreements made in connection herewith shall survive my death or disability.

7. Placement Agent. The Company has engaged Boustead, a broker-dealer licensed with FINRA, as placement agent for the Offering on a reasonable best-efforts basis. The Company anticipates that Boustead and its sub-agents or syndicate members will be paid at each Closing from the proceeds in the Escrow Account, fees including and not to exceed: a cash commission of seven percent (7%) of the gross Purchase Price paid by Investors in the Offering, a non-accountable expense allowance equal to one percent (1%) of the gross proceeds raised in the Offering. Any sub-agent or syndicate member of Boustead that introduces investors to the Offering will be entitled to share in the cash fees and Boustead Warrants attributable to those investors as described above, pursuant to the terms of an executed sub-agent or selected dealer agreement. The Company will also pay certain expenses of Boustead. The Company have agreed to issue to the representative of the underwriters (or its permitted assignees) warrants to purchase up to a total number of ordinary shares equal to 7% of the total number of shares sold in this offering at an exercise price equal to 100% of the initial public offering price of the ordinary shares sold in this offering. The representative’s warrants will be exercisable at any time, and from time to time, in whole or in part, commencing from the closing of this offering and expiring on the fifth anniversary of the effective date of the registration statement. The representative’s warrants will have a cashless exercise provision and will provide for customary anti-dilution provisions and immediate “piggyback” registration rights with respect to the registration of the shares underlying the warrants for a period of seven years from commencement of sales of this offering. The registration statement also registers the representative’s warrants and the ordinary shares issuable upon exercise of the representative’s warrants.

8. Representations and Warranties of the Company. When used in this Section 8, unless the context indicates otherwise, all references to the “Company” also mean and include the direct and indirect subsidiaries of the Company. The Company hereby represents and warrants to the Subscriber, as of the date hereof and on each Closing Date, the following:

a.	Organization and Qualification. The Company and each of its subsidiaries, if any, is a corporation or other business entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the assets, business, financial condition, results of operations or future prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).

b.	Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, and each of the Offering Documents and to issue the Securities in accordance with the terms hereof, (ii) the execution and delivery by the Company of each of the Offering Documents and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities have been, or will be at the time of execution of such Offering Document, duly authorized by the Company’s Board of Directors, and no further consent or authorization is, or will be at the time of execution of such Offering Document, required by the Company, its respective Board of Directors or its stockholders, (iii) each of the Offering Documents will be duly executed and delivered by the Company, (iv) the Offering Documents when executed and delivered by the Company and each other party thereto will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

c.	Capitalization. Immediately prior to the Initial Closing, the authorized equity capital of the Company consists of an unlimited number of Class A Common Shares, no par value per share, of which 8,328,684 Class A Common Shares were issued and outstanding. The Company has reserved 19,186 Class A Common Shares for issuance to officers, directors, employees and consultants of the Company pursuant to its Stock Option Plan duly adopted by the Board of Directors and approved by the Company stockholders (the “Stock Plan”). . The Company has also reserved 79,195 Class A Common Shares issuable upon conversion of a SAFE agreement entered into on December 16, 2019. In addition, a representative’s warrant to purchase 7% of the total number of Class A Common Shares issued in the IPO are expected to be granted at or around the time of the consummation of the IPO. Except as aforesaid, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any person any right to subscribe for or acquire, any Class A Common Shares, or contracts, commitments, understandings or arrangements by which the Company or any subsidiary is or may become bound to issue additional Class A Common Shares, or securities or rights convertible or exchangeable into Class A Common Shares. All of the outstanding Class A Common Shares and Preferred Stock of the Company and all of the share capital of each of the Company’s subsidiaries have been or will be, as of the Initial Closing, duly authorized, validly issued and are fully paid and nonassessable. At the Initial Closing, (i) no shares of capital stock of the Company or any of its subsidiaries will be subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there will be no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act, and (iii) there are no securities or instruments of the Company or any of its subsidiaries containing anti-dilution or similar provisions, including the right to adjust the exercise, exchange or reset price under such securities, that will be triggered by the issuance of the Securities as described in this Agreement. The Company may, prior to the closing of the Offering, ratify certain changes to its authorized share capital at a meeting of shareholders of the Company.

d.	Subsidiaries. The Company currently has a wholly owned subsidiary called 1040227 BC Ltd., a Canada corporation. 1040227 BC Ltd was initially formed in 2018. Except for the above-described subsidiary, the Company does not currently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, limited liability company, association, or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

e.	Issuance of Securities. The Securities are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, and will be free and clear of all taxes, liens and charges with respect to the issue thereof.

f.	No Conflicts. The execution, delivery and performance of each of the Offering Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Articles of Incorporation, Articles of Amendment or the By-laws (or equivalent constitutive document) of the Company or any of its subsidiaries or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any subsidiary is a party, except for those which would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or any subsidiary or by which any property or asset of the Company or any subsidiary is bound or affected except for those which could not reasonably be expected to have a Material Adverse Effect. Except those which could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary is in violation of any term of or in default under its constitutive documents. Except those which could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary is in violation of any term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or any subsidiary. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any law, ordinance, or regulation of any governmental entity, except for any violation which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, neither the Company nor any of its subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the other Offering Documents in accordance with the terms hereof or thereof. Neither the execution and delivery by the Company of the Offering Documents, nor the consummation by the Company of the transactions contemplated hereby or thereby, will require any notice, consent or waiver under any contract or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of their assets is subject, except for any notice, consent or waiver the absence of which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby or thereby. All consents, authorizations, orders, filings and registrations which the Company or any of its subsidiaries is required to obtain pursuant to the preceding two sentences have been or will be obtained or effected on or prior to the Closing.

g.	Absence of Litigation. There is no action, suit, claim, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation before or by any court, public board, governmental or administrative agency, self-regulatory organization, arbitrator, regulatory authority, stock market, stock exchange or trading facility (an “Action”) now pending or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would (i) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement or any of the other Offering Documents, or (ii) have a Material Adverse Effect.

h.	Acknowledgment Regarding Subscriber’s Purchase of the Securities. The Company acknowledges and agrees that each Subscriber is acting solely in the capacity of an arm’s length purchaser with respect to the Offering Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that each Subscriber is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Offering Documents and the transactions contemplated hereby and thereby and any advice given by such Subscriber or any of their respective representatives or agents in connection with the Offering Documents and the transactions contemplated hereby and thereby is merely incidental to such Subscriber’s purchase of the Securities.

i.	No General Solicitation. Neither the Company, nor any of its “affiliates” (as defined in Rule 144 under the Securities Act), nor, to the knowledge of the Company, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

j.	No Integrated Offering. Neither the Company, nor any of its affiliates, nor to the knowledge of the Company, any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act.

k.	Employee Relations. Neither the Company nor any subsidiary is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened. Neither the Company nor any subsidiary is party to any collective bargaining agreement. The Company’s and/or its subsidiaries’ employees are not members of any union, and the Company believes that its and its subsidiaries’ relationship with their respective employees is good.

l.	Permits. The Company and its subsidiaries have all authorizations, approvals, clearances, licenses, permits, certificates or exemptions (including manufacturing approvals and authorizations, pricing and reimbursement approvals, labeling approvals, registration notifications or their foreign equivalent) issued by any regulatory authority or governmental agency (collectively, “Permits”) required to conduct their respective businesses as currently conducted except to the extent that the failure to have such Permits would not have a Material Adverse Effect. The Company or its subsidiaries have fulfilled and performed in all material respects their obligations under each Permit, and, as of the date hereof, to the knowledge of the Company, no event has occurred or condition or state of facts exists which would constitute a breach or default or would cause revocation or termination of any such Permit except to the extent that such breach, default, revocation or termination would not have a Material Adverse Effect.

m.	Title. Each of the Company and its subsidiaries has good and marketable title to all of its real and personal property and assets, free and clear of any material restriction, mortgage, deed of trust, pledge, lien, security interest or other charge, claim or encumbrance which would have a Material Adverse Effect. With respect to properties and assets it leases, each of the Company and its subsidiaries is in material compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances which would have a Material Adverse Effect.

n.	Rights of First Refusal. The Company is not obligated to offer the Securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties.

o.	Brokers’ Fees. The Company does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement, except for the payment of fees to Boustead as described above.

p.	Off-Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any subsidiary and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in the Financial Statements and is not so disclosed or that otherwise would have a Material Adverse Effect.

q.	Investment Company. The Company is not required to be registered as, and is not an affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

r.	Patents and Trademarks. The Company and its subsidiaries, if any, have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the Investor Package and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any subsidiary has received a written notice that the Intellectual Property Rights used by the Company, or any subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

s.	Transactions With Affiliates and Employees. Except as set forth in the Investor Package, none of the executive officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any executive officer, director or such employee or, to the knowledge of the Company, any entity in which any executive officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000.

t.	Investor Package; Disclosure. The Company has made available to each Investor the Investor Package. As of the date set forth on the Investor Package, the Investor Package did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has made available to you all the information reasonably available to the Company that you have requested for deciding whether to acquire the Securities. No representation or warranty of the Company contained in this Agreement and no certificate furnished or to be furnished to you at the Closing contains any untrue statement of a material fact or, to the Company’s knowledge, omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

u.	Material Changes. Since the Balance Sheet Date, except as specifically disclosed in the Investor Package, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that could result in a Material Adverse Effect, (ii) the Company has not altered its method of accounting or the identity of its auditors, except as disclosed in the Investor Package, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock-based plans or agreements.

v.	Reliance. The Company acknowledges that the Investor is relying on the representations and warranties made by the Company hereunder and that such representations and warranties are a material inducement to the Investor purchasing the Securities. The Company further acknowledges that without such representations and warranties of the Company made hereunder, the Investors would not enter into this Agreement.

9. Other Covenants and Agreements of the Parties.

a.	Indemnification.

I hereby agree to indemnify and hold harmless the Company and its officers, directors, shareholders, employees, agents, advisors and counsel, and Boustead and its officers, directors, shareholders, employees, agents, advisors and counsel, against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses, including reasonable attorneys’ fees) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Subscription Agreement or my Investor Questionnaire, or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein or therein.

b.	Lock-Up.

In connection with this Offering, the Investor agrees to the following lock-up agreement with respect to the Securities:

1. From and after the date hereof and until the 180th day after the date the Ordinary Shares are first listed for trading on a national securities exchange (such first trading day, the “Lock-Up Trigger Date”), the Investor agrees not to sell, transfer or otherwise dispose of the Securities or the Shares.

2. Between the 181st and 270th day after the Lock-Up Trigger Date, the Investor agrees not to sell, transfer or otherwise dispose of more than one-third of the Shares, subject to a maximum sale on any trading day of 3% of the daily volume.

3. Between the 271st and 365th day after the Lock-Up Trigger Date, the Investor agrees not to sell, transfer or otherwise dispose of more than one-third of the Shares, subject to a maximum sale on any trading day of 3% of the daily volume.

4. After the 365th day after the Lock-Up Trigger Date, the Investor will be entitled to sell the remaining Shares purchased hereunder without contractual restriction, but subject to any restrictions arising under applicable law, including the Securities Act.

5. Notwithstanding the above, commencing 90 days after the Lock-Up Trigger Date, if the price per share of the Ordinary Shares are at least 50% higher than the IPO Price (as defined below) per share and trades at least 100,000 shares daily, both for ten (10) consecutive trading days, the Investor may sell one-third of its shares subject to a maximum sale on any trading day of 3% of the daily volume; and if the Common Share price is at least 100% higher than the IPO Price per share and trades at least 100,000 shares daily, both for ten (10) consecutive trading days, the Investor may sell up to an additional one-third of its shares subject to a maximum sale on any trading day of 3% of the daily volume; and if the Common Share price is at least 150% higher than the IPO Price per share and trades at least 100,000 shares daily, both for ten (10) consecutive trading days, the Investor may sell an additional one-third constituting a maximum total of all of its shares subject to a maximum sale on any trading day of 3% of the daily volume. For purpose of this term, the “IPO Price” shall mean the price the Ordinary Shares are first sold to the public pursuant to an underwritten registered offering resulting in a listing of its Ordinary Shares on the NASDAQ Stock Market or another national stock exchange.

6. In connection with the foregoing lockup, the Investor agrees that the Company may direct the Company’s transfer agent to issue the Shares in certificated form and deposit the same in an escrow account with an escrow agent to be selected by the Company and Boustead. The escrow account would be governed by an escrow agreement among the Company such escrow agent and Boustead. The Shares would remain in the escrow account as and to the extent that they are locked up hereunder.

c.	Cayman Islands Restructuring; Limited Power of Attorney.

Each Investor acknowledges that in order to facilitate the IPO the Company intends to restructure into a Cayman Islands Holding Company (the “Cayman Holdco”) through a share exchange agreement pursuant to which each existing shareholder of the Company, including the Investor, will exchange (the “Exchange”) such shareholder’s Class A Common Shares for ordinary shares of the Cayman Holdco. The relative percentage interests of the shareholders in the outstanding equity capital of the Company will remain the same before and after the Exchange. Each Investor will retain all rights of such Investor set forth in this Agreement and the other Offering Documents following the Exchange. The Investor hereby appoints the Chief Executive Officer of the Company to act as his, her or its true and lawful attorney with full power and authority on their behalf to execute and deliver all documents and instruments, including the aforementioned share exchange agreement and the shareholders’ agreement being entered into by the shareholders of Cayman Holdco upon the Exchange, and take all other actions necessary in connection with the Exchange. This appointment is coupled with an interest and irrevocable. This appointment shall be for the limited purposes set forth above.

10. Transfer Restrictions. None of the Shares have been registered under the Securities Act. As such, any Shares purchased pursuant to this Subscription Agreement constitute “restricted securities” under the Securities Act. Such Shares may not be sold or otherwise transferred unless they are registered under the Securities Act and applicable foreign or state laws or unless exemptions from registration are available under such laws. Any certificates evidencing the Shares will bear a legend restricting the distribution, resale, transfer, pledge, hypothecation or other disposition of such securities unless and until such securities are registered under the Securities Act or an opinion of counsel acceptable to the Company is received concluding that registration is not required under the Securities Act. The Company is also not a reporting issuer in any jurisdiction of Canada and the Shares are not currently listed on any stock exchange. Accordingly, pursuant to Canadian securities laws, the Shares will be subject to a statutory hold period in Canada expiring on the date which is four months and a day after the later of (i) the issuance date, and (ii) the date that the Company becomes a reporting issuer in any province or territory of Canada.

11. Collection of Personal Information. I, on my own behalf and, if applicable, on behalf of each beneficial purchaser for whom I am contracting hereunder, acknowledge and consent to the fact that the Company is collecting our personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time), and, if applicable, that of each beneficial purchaser for whom I am contracting hereunder, for the purpose of completing this Agreement and the transaction contemplated herein. I, on my own behalf, and, if applicable, on behalf of each beneficial purchaser for whom I am contracting hereunder, acknowledge and consent to the Company retaining such personal information for as long as permitted or required by law or business practices. I, on my own behalf, and, if applicable, on behalf of each beneficial purchaser for whom I am contracting hereunder, further acknowledge and consent to the fact that the Company may be required by Canadian Securities Laws, the rules and policies of any stock exchange or the rules of the Investment Industry Regulatory Organization of Canada or otherwise by applicable law to provide regulatory authorities with any personal information provided under this Agreement. I represent and warrant, as applicable, that I have the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each beneficial purchaser for whom I am contracting hereunder. In addition to the foregoing, I agree and acknowledge that the Company may use and disclose my personal information, or that of each beneficial purchaser for whom I am contracting hereunder, as follows:

●	for internal use with respect to managing the relationships between and contractual obligations of the Company and me or any beneficial purchaser for whom I am contracting hereunder;

●	for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency;

●	for disclosure to stock exchanges, securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trades and similar regulatory filings;

●	for disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

●	for disclosure to professional advisers of the Corporation in connection with the performance of their professional services;

●	for disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with my prior written consent;

●	for disclosure to a court determining the rights of the parties under this Agreement; or

●	for use and disclosure as otherwise required or permitted by law.

The information provided by me in this Agreement identifying my name, address, and telephone number, the number of Securities being purchased hereunder, the aggregate purchase price and the closing date, will be disclosed to the securities regulatory authority or regulator in each of the provinces and territories of Canada in which Securities are distributed by the Company, and such information is being collected by such securities regulatory authorities and regulators under the authority granted to each of them under securities legislation. This information is being collected for the purposes of the administration and enforcement of the securities legislation of such selling jurisdictions. I hereby authorize the indirect collection of such information by such securities regulatory authorities and regulators. In the event I have any questions with respect to the indirect collection of such information by such securities regulatory authorities and regulators, I should contact the applicable securities regulatory authority or regulator using the contact information set out below:

●	British Columbia Securities Commission, P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, British Columbia V7Y 1L2, Inquiries: (604) 899-6854, Toll free in Canada: 1-800-373-6393, Facsimile: (604) 899-6581, Email: inquiries@bcsc.bc.ca;

●	Alberta Securities Commission, Suite 600, 250 – 5th Street, SW Calgary, Alberta T2P 0R4, Telephone: (403) 297-6454, Toll free in Canada: 1-877-355-0585, Facsimile: (403) 297-2082;

●	Financial and Consumer Affairs Authority of Saskatchewan, Suite 601 - 1919 Saskatchewan Drive, Regina, Saskatchewan S4P 4H2, Telephone: (306) 787-5879, Facsimile: (306) 787-5899;

●	The Manitoba Securities Commission, 500 – 400 St. Mary Avenue, Winnipeg, Manitoba R3C 4K5, Telephone: (204) 945-2548, Toll free in Manitoba 1-800-655-5244, Facsimile: (204) 945-0330;

●	Ontario Securities Commission, 20 Queen Street West, 22nd Floor Toronto, Ontario M5H 3S8, Telephone: (416) 593- 8314, Toll free in Canada: 1-877-785-1555, Facsimile: (416) 593-8122, Email: exemptmarketfilings@osc.gov.on.ca, Public official contact regarding indirect collection of information: Inquiries Officer;

●	Autorité des marchés financiers, 800, Square Victoria, 22e étage, C.P. 246, Tour de la Bourse, Montréal, Québec H4Z 1G3, Telephone: (514) 395-0337 or 1-877-525-0337, Facsimile: (514) 873-6155 (For filing purposes only), Facsimile: (514) 864-6381 (For privacy requests only), Email: financementdessocietes@lautorite.qc.ca (For corporate finance issuers); fonds_dinvestissement@lautorite.qc.ca (For investment fund issuers);

●	Financial and Consumer Services Commission (New Brunswick), 85 Charlotte Street,, Suite 300 Saint John, New Brunswick E2L 2J2, Telephone: (506) 658-3060, Toll free in Canada: 1-866-933-2222, Facsimile: (506) 658-3059, Email: info@fcnb.ca

●	Nova Scotia Securities Commission, Suite 400, 5251 Duke Street, Duke Tower, P.O. Box 458 Halifax, Nova Scotia B3J 2P8, Telephone: (902) 424-7768, Facsimile: (902) 424-4625;

●	Prince Edward Island Securities Office, 95 Rochford Street, 4th Floor Shaw Building, P.O. Box 2000 Charlottetown, Prince Edward Island C1A 7N8, Telephone: (902) 368-4569, Facsimile: (902) 368-5283;

●	Government of Newfoundland and Labrador, Financial Services Regulation Division, P.O. Box 8700, Confederation Building 2nd Floor, West Block, Prince Philip Drive, St. John’s, Newfoundland and Labrador A1B 4J6, Attention: Director of Securities, Telephone: (709) 729-4189, Facsimile: (709) 729-6187;

●	Government of Yukon, Department of Community Services Law Centre, 3rd Floor, 2130 Second Avenue, Whitehorse, Yukon Y1A 5H6, Telephone: (867) 667-5314, Facsimile: (867) 393-6251;

●	Government of the Northwest Territories, Office of the Superintendent of Securities, P.O. Box 1320 Yellowknife, Northwest Territories X1A 2L9 Attention: Deputy Superintendent, Legal & Enforcement, Telephone: (867) 920-8984, Facsimile: (867) 873-0243; and

●	Government of Nunavut, Department of Justice, Legal Registries Division, P.O. Box 1000, Station 570, 1st Floor, Brown Building, Iqaluit, Nunavut X0A 0H0, Telephone: (867) 975-6590, Facsimile: (867) 975-6594.

12. Severability. In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

13. Choice of Law and Jurisdiction. This Subscription Agreement shall be governed by the laws of the State of New York as applied to contracts entered into and be performed entirely within the State of New York. Any action arising out of this Subscription Agreement shall be brought exclusively in a court of competent jurisdiction in the New York and the parties hereby irrevocably waive any objections they may have to venue in New York.

14. Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

15. Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto. Boustead is an intended third-party beneficiary of this Agreement, including the representations and warranties made by both the Company and the Investor herein and the indemnification provided by the Investor herein and may directly enforce this Agreement and its rights hereunder.

16. Notices and Addresses. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addresses in person, by Federal Express or similar courier delivery, as follows:

Investor:	At the address designated on the signature page of this Subscription Agreement.

The Company:	Adam Sax CEO Droneify Ltd. 103-482 South Service Road East Oakville, ON Canada L6J 2X6

or to such other address as any of them, by notice to the others may designate from time to time. The transmission confirmation receipt from the sender’s facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

17. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the Company the party or parties against which enforcement of the change, waiver, discharge, or termination is sought.

18. Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

19. Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Securities.

20. Acceptance of Subscription. The Company may accept this Subscription Agreement at any time for all or any portion of the Securities subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

United States Disclaimers

RESIDENTS OF ALL STATES: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

SALES IN FLORIDA: THE SECURITIES OFFERED HEREBY WILL BE SOLD, AND ACQUIRED, IN A TRANSACTION EXEMPT UNDER SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. PURSUANT TO SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT, WHEN SALES ARE MADE TO FIVE (5) OR MORE PERSONS IN THE STATE OF FLORIDA, ANY SALE IN THE STATE OF FLORIDA MADE PURSUANT TO SECTION 517.061(11) OF SUCH ACT IS VOIDABLE BY THE PURCHASER IN SUCH SALE (WITHOUT INCURRING ANY LIABILITY TO THE COMPANY OR TO ANY OTHER PERSON OR ENTITY) EITHER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. TO VOID HIS OR HER PURCHASE, THE PURCHASER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS INDICATED HEREIN. ANY SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THREE (3) DAY PERIOD. IT IS PRUDENT TO SEND ANY SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ASSURE THAT IT IS RECEIVED AND ALSO TO HAVE EVIDENCE OF THE TIME THAT IT WAS MAILED. SHOULD A PURCHASER MAKE THIS REQUEST ORALLY, THAT PURCHASER MUST ASK FOR WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED. IF NOTICE IS NOT RECEIVED WITHIN THE TIME LIMIT SPECIFIED HEREIN, THE FOREGOING RIGHT TO VOID THE PURCHASE SHALL BE NULL AND VOID.

Canadian Disclaimers

The Offering Documents may constitute an offering memorandum under Canadian Securities Laws. Securities legislation in certain of the provinces of Canada provides purchasers with rights of rescission or damages, or both, where an offering memorandum or any amendment to it contains a misrepresentation. A “misrepresentation” is an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make any statement not misleading or false in the light of the circumstances in which it was made.

These remedies must be commenced by the purchaser within the time limits prescribed and are subject to the defences contained in the applicable securities legislation. Each purchaser should refer to the provisions of the applicable securities laws for the particulars of these rights or consult with a legal advisor.

The following rights will only apply to a purchaser of securities of the Company in the event that the Offering Documents are deemed to be an offering memorandum pursuant to applicable securities legislation in certain provinces of Canada and are in addition to and without derogation from any other right or remedy which purchasers may have at law and are intended to correspond to the provisions of the relevant Canadian Securities Laws and are subject to the defences contained therein. The following summaries are subject to the express provisions of the applicable securities statutes and instruments in the below-referenced provinces and the regulations, rules and policy statements thereunder and reference is made thereto for the complete text of such provisions.

FOR ONTARIO RESIDENTS: UNDER ONTARIO SECURITIES LEGISLATION, CERTAIN PURCHASERS WHO PURCHASE SECURITIES OFFERED BY AN OFFERING MEMORANDUM DURING THE PERIOD OF DISTRIBUTION WILL HAVE A STATUTORY RIGHT OF ACTION FOR DAMAGES, OR WHILE STILL THE OWNER OF THE SECURITIES, FOR RESCISSION AGAINST THE ISSUER OR ANY SELLING SECURITY HOLDER IF THE OFFERING MEMORANDUM CONTAINS A MISREPRESENTATION WITHOUT REGARD TO WHETHER THE PURCHASERS RELIED ON THE MISREPRESENTATION. THE RIGHT OF ACTION FOR DAMAGES IS EXERCISABLE NOT LATER THAN THE EARLIER OF 180 DAYS FROM THE DATE THE PURCHASER FIRST HAD KNOWLEDGE OF THE FACTS GIVING RISE TO THE CAUSE OF ACTION AND THREE YEARS FROM THE DATE ON WHICH PAYMENT IS MADE FOR THE SECURITIES. THE RIGHT OF ACTION FOR RESCISSION IS EXERCISABLE NOT LATER THAN 180 DAYS FROM THE DATE ON WHICH PAYMENT IS MADE FOR THE SECURITIES. IF A PURCHASER ELECTS TO EXERCISE THE RIGHT OF ACTION FOR RESCISSION, THE PURCHASER WILL HAVE NO RIGHT OF ACTION FOR DAMAGES AGAINST THE ISSUER OR ANY SELLING SECURITY HOLDER. IN NO CASE WILL THE AMOUNT RECOVERABLE IN ANY ACTION EXCEED THE PRICE AT WHICH THE SECURITIES WERE OFFERED TO THE PURCHASER AND IF THE PURCHASER IS SHOWN TO HAVE PURCHASED THE SECURITIES WITH KNOWLEDGE OF THE MISREPRESENTATION, THE ISSUER AND ANY SELLING SECURITY HOLDER WILL HAVE NO LIABILITY. IN THE CASE OF AN ACTION FOR DAMAGES, THE ISSUER AND ANY SELLING SECURITY HOLDER WILL NOT BE LIABLE FOR ALL OR ANY PORTION OF THE DAMAGES THAT ARE PROVEN TO NOT REPRESENT THE DEPRECIATION IN VALUE OF THE SECURITIES AS A RESULT OF THE MISREPRESENTATION RELIED UPON. THESE RIGHTS ARE NOT AVAILABLE FOR A PURCHASER THAT IS (A) A CANADIAN FINANCIAL INSTITUTION OR A SCHEDULE III BANK (EACH AS DEFINED IN NATIONAL INSTRUMENT 45-106 – PROSPECTUS EXEMPTIONS), (B) THE BUSINESS DEVELOPMENT BANK OF CANADA INCORPORATED UNDER THE BUSINESS DEVELOPMENT BANK OF CANADA ACT (CANADA), OR (C) A SUBSIDIARY OF ANY PERSON REFERRED TO IN PARAGRAPHS (A) AND (B), IF THE PERSON OWNS ALL OF THE VOTING SECURITIES OF THE SUBSIDIARY, EXCEPT THE VOTING SECURITIES REQUIRED BY LAW TO BE OWNED BY DIRECTORS OF THAT SUBSIDIARY. THESE RIGHTS ARE IN ADDITION TO, AND WITHOUT DEROGATION FROM, ANY OTHER RIGHTS OR REMEDIES AVAILABLE AT LAW TO AN ONTARIO PURCHASER. THE FOREGOING IS A SUMMARY OF THE RIGHTS AVAILABLE TO AN ONTARIO PURCHASER. NOT ALL DEFENCES UPON WHICH AN ISSUER, SELLING SECURITY HOLDER OR OTHERS MAY RELY ARE DESCRIBED HEREIN. ONTARIO PURCHASERS SHOULD REFER TO THE COMPLETE TEXT OF THE RELEVANT STATUTORY PROVISIONS.

FOR ALBERTA AND BRITISH COLUMBIA RESIDENTS: BY PURCHASING SECURITIES OF THE COMPANY, PURCHASERS IN ALBERTA AND BRITISH COLUMBIA ARE NOT ENTITLED TO THE STATUTORY RIGHTS DESCRIBED ABOVE. IN CONSIDERATION OF THEIR PURCHASE OF SECURITIES IN THE COMPANY AND UPON ACCEPTING A PURCHASE CONFIRMATION IN RESPECT THEREOF, THESE PURCHASERS ARE HEREBY GRANTED BY THE COMPANY, A CONTRACTUAL RIGHT OF ACTION FOR DAMAGES OR RESCISSION THAT IS SUBSTANTIALLY THE SAME AS THE STATUTORY RIGHT OF ACTION PROVIDED TO RESIDENTS OF ONTARIO WHO PURCHASE SECURITIES.

FOR SASKATCHEWAN RESIDENTS: UNDER SASKATCHEWAN SECURITIES LEGISLATION, CERTAIN PURCHASERS WHO PURCHASE SECURITIES OFFERED BY AN OFFERING MEMORANDUM DURING THE PERIOD OF DISTRIBUTION WILL HAVE A STATUTORY RIGHT OF ACTION FOR DAMAGES AGAINST THE ISSUER, EVERY DIRECTOR AND PROMOTER OF THE ISSUER OR ANY SELLING SECURITY HOLDER AS OF THE DATE OF THE OFFERING MEMORANDUM, EVERY PERSON OR COMPANY WHOSE CONSENT HAS BEEN FILED UNDER THE OFFERING MEMORANDUM, EVERY PERSON OR COMPANY THAT SIGNED THE OFFERING MEMORANDUM OR THE AMENDMENT TO THE OFFERING MEMORANDUM AND EVERY PERSON OR COMPANY WHO SELLS THE SECURITIES ON BEHALF OF THE ISSUER OR SELLING SECURITY HOLDER UNDER THE OFFERING MEMORANDUM, OR WHILE STILL THE OWNER OF THE SECURITIES, FOR RESCISSION AGAINST THE ISSUER OR SELLING SECURITY HOLDER IF THE OFFERING MEMORANDUM CONTAINS A MISREPRESENTATION WITHOUT REGARD TO WHETHER THE PURCHASERS RELIED ON THE MISREPRESENTATION. THE RIGHT OF ACTION FOR DAMAGES IS EXERCISABLE NOT LATER THAN THE EARLIER OF ONE YEAR FROM THE DATE THE PURCHASER FIRST HAD KNOWLEDGE OF THE FACTS GIVING RISE TO THE CAUSE OF ACTION AND SIX YEARS FROM THE DATE ON WHICH PAYMENT IS MADE FOR THE SECURITIES. THE RIGHT OF ACTION FOR RESCISSION IS EXERCISABLE NOT LATER THAN 180 DAYS FROM THE DATE ON WHICH PAYMENT IS MADE FOR THE SECURITIES. IF A PURCHASER ELECTS TO EXERCISE THE RIGHT OF ACTION FOR RESCISSION, THE PURCHASER WILL HAVE NO RIGHT OF ACTION FOR DAMAGES AGAINST THE ISSUER OR THE OTHERS LISTED ABOVE. IN NO CASE WILL THE AMOUNT RECOVERABLE IN ANY ACTION EXCEED THE PRICE AT WHICH THE SECURITIES WERE OFFERED TO THE PURCHASER AND IF THE PURCHASER IS SHOWN TO HAVE PURCHASED THE SECURITIES WITH KNOWLEDGE OF THE MISREPRESENTATION, THE ISSUER AND THE OTHERS LISTED ABOVE WILL HAVE NO LIABILITY. IN THE CASE OF AN ACTION FOR DAMAGES, THE ISSUER AND THE OTHERS LISTED ABOVE WILL NOT BE LIABLE FOR ALL OR ANY PORTION OF THE DAMAGES THAT ARE PROVEN TO NOT REPRESENT THE DEPRECIATION IN VALUE OF THE SECURITIES AS A RESULT OF THE MISREPRESENTATION RELIED UPON.

OTHER DEFENCES IN SASKATCHEWAN LEGISLATION INCLUDE THAT NO PERSON OR COMPANY, OTHER THAN THE ISSUER, WILL BE LIABLE IF THE PERSON OR COMPANY PROVES THAT (A) THE OFFERING MEMORANDUM OR ANY AMENDMENT TO IT WAS SENT OR DELIVERED WITHOUT THE PERSON’S OR COMPANY’S KNOWLEDGE OR CONSENT AND THAT, ON BECOMING AWARE OF IT BEING SENT OR DELIVERED, THAT PERSON OR COMPANY IMMEDIATELY GAVE REASONABLE GENERAL NOTICE THAT IT WAS SO SENT OR DELIVERED, OR (B) WITH RESPECT TO ANY PART OF THE OFFERING MEMORANDUM OR ANY AMENDMENT TO IT PURPORTING TO BE MADE ON THE AUTHORITY OF AN EXPERT, OR PURPORTING TO BE A COPY OF, OR AN EXTRACT FROM, A REPORT, AN OPINION OR A STATEMENT OF AN EXPERT, THAT PERSON OR COMPANY HAD NO REASONABLE GROUNDS TO BELIEVE AND DID NOT BELIEVE THAT THERE HAD BEEN A MISREPRESENTATION, THE PART OF THE OFFERING MEMORANDUM OR ANY AMENDMENT TO IT DID NOT FAIRLY REPRESENT THE REPORT, OPINION OR STATEMENT OF THE EXPERT.

NO PERSON OR COMPANY, OTHER THAN THE ISSUER, IS LIABLE FOR ANY PART OF THE OFFERING MEMORANDUM OR THE AMENDMENT TO THE OFFERING MEMORANDUM NOT PURPORTING TO BE MADE ON THE AUTHORITY OF AN EXPERT AND NOT PURPORTING TO BE A COPY OF OR AN EXTRACT FROM A REPORT, OPINION OR STATEMENT OF AN EXPERT, UNLESS THE PERSON OR COMPANY (A) FAILED TO CONDUCT A REASONABLE INVESTIGATION SUFFICIENT TO PROVIDE REASONABLE GROUNDS FOR A BELIEF THAT THERE HAD BEEN NO MISREPRESENTATION, OR (B) BELIEVED THERE HAD BEEN A MISREPRESENTATION.

SIMILAR RIGHTS OF ACTION FOR DAMAGES AND RESCISSION ARE PROVIDED IN SASKATCHEWAN LEGISLATION IN RESPECT OF A MISREPRESENTATION IN ADVERTISING AND SALES LITERATURE DISSEMINATED IN CONNECTION WITH AN OFFERING OF SECURITIES.

SASKATCHEWAN LEGISLATION ALSO PROVIDES THAT WHERE AN INDIVIDUAL MAKES A VERBAL STATEMENT TO A PROSPECTIVE PURCHASER THAT CONTAINS A MISREPRESENTATION RELATING TO THE SECURITY PURCHASED AND THE VERBAL STATEMENT IS MADE EITHER BEFORE OR CONTEMPORANEOUSLY WITH THE PURCHASE OF THE SECURITY, THE PURCHASER HAS, WITHOUT REGARD TO WHETHER THE PURCHASER RELIED ON THE MISREPRESENTATION, A RIGHT OF ACTION FOR DAMAGES AGAINST THE INDIVIDUAL WHO MADE THE VERBAL STATEMENT.

IN ADDITION, SASKATCHEWAN LEGISLATION PROVIDES A PURCHASER WITH THE RIGHT TO VOID THE PURCHASE AGREEMENT AND TO RECOVER ALL MONEY AND OTHER CONSIDERATION PAID BY THE PURCHASER FOR THE SECURITIES IF THE SECURITIES ARE SOLD BY A VENDOR WHO IS TRADING IN SASKATCHEWAN IN CONTRAVENTION OF SASKATCHEWAN SECURITIES LEGISLATION, REGULATIONS OR A DECISION OF THE FINANCIAL AND CONSUMER AFFAIRS AUTHORITY OF SASKATCHEWAN.

THE SASKATCHEWAN LEGISLATION ALSO PROVIDES A RIGHT OF ACTION FOR RESCISSION OR DAMAGES TO A PURCHASER OF SECURITIES TO WHOM AN OFFERING MEMORANDUM OR ANY AMENDMENT TO IT WAS NOT SENT OR DELIVERED PRIOR TO OR AT THE SAME TIME AS THE PURCHASER ENTERS INTO AN AGREEMENT TO PURCHASE THE SECURITIES, AS REQUIRED BY THE SASKATCHEWAN LEGISLATION.

A PURCHASER WHO RECEIVES AN AMENDED OFFERING MEMORANDUM HAS THE RIGHT TO WITHDRAW FROM THE AGREEMENT TO PURCHASE THE SECURITIES BY DELIVERING A NOTICE TO THE ISSUER OR SELLING SECURITY HOLDER WITHIN TWO BUSINESS DAYS OF RECEIVING THE AMENDED OFFERING MEMORANDUM.

THESE RIGHTS ARE IN ADDITION TO, AND WITHOUT DEROGATION FROM, ANY OTHER RIGHTS OR REMEDIES AVAILABLE AT LAW TO A SASKATCHEWAN PURCHASER. THE FOREGOING IS A SUMMARY OF THE RIGHTS AVAILABLE TO A SASKATCHEWAN PURCHASER. NOT ALL DEFENCES UPON WHICH AN ISSUER OR OTHERS MAY RELY ARE DESCRIBED HEREIN. SASKATCHEWAN PURCHASERS SHOULD REFER TO THE COMPLETE TEXT OF THE RELEVANT STATUTORY PROVISIONS.

FOR MANITOBA RESIDENTS: IF AN OFFERING MEMORANDUM OR ANY AMENDMENT THERETO, SENT OR DELIVERED TO A PURCHASER CONTAINS A MISREPRESENTATION, THE PURCHASER WHO PURCHASES THE SECURITY IS DEEMED TO HAVE RELIED ON THE MISREPRESENTATION IF IT WAS A MISREPRESENTATION AT THE TIME OF THE PURCHASE AND HAS A STATUTORY RIGHT OF ACTION FOR DAMAGES AGAINST THE ISSUER, EVERY DIRECTOR OF THE ISSUER AT THE DATE OF THE OFFERING MEMORANDUM, AND EVERY PERSON OR COMPANY WHO SIGNED THE OFFERING MEMORANDUM. ALTERNATIVELY, THE PURCHASER MAY ELECT TO EXERCISE A STATUTORY RIGHT OF RESCISSION AGAINST THE ISSUER, IN WHICH CASE THE PURCHASER WILL HAVE NO RIGHT OF ACTION FOR DAMAGES AGAINST ANY OF THE AFOREMENTIONED PERSONS.

UNLESS OTHERWISE PROVIDED UNDER APPLICABLE SECURITIES LEGISLATION, NO ACTION SHALL BE COMMENCED TO ENFORCE ANY OF THE FOREGOING RIGHTS MORE THAN: (A) IN THE CASE OF AN ACTION FOR RESCISSION, 180 DAYS FROM THE DATE OF THE TRANSACTION THAT GAVE RISE TO THE CAUSE OF ACTION, OR (B) IN THE CASE OF AN ACTION FOR DAMAGES, THE EARLIER OF (I) 180 DAYS AFTER THE PURCHASER FIRST HAD KNOWLEDGE OF THE FACTS GIVING RISE TO THE CAUSE OF ACTION, OR (II) TWO YEARS AFTER THE DATE OF THE TRANSACTION THAT GAVE RISE TO THE CAUSE OF ACTION.

A PURCHASER TO WHOM THE OFFERING MEMORANDUM IS REQUIRED TO BE SENT MAY RESCIND THE CONTRACT TO PURCHASE THE SECURITIES BY SENDING A WRITTEN NOTICE OF RESCISSION TO THE ISSUER NOT LATER THAN MIDNIGHT ON THE SECOND DAY, EXCLUDING SATURDAYS, SUNDAY AND HOLIDAYS, AFTER THE PURCHASER SIGNS THE AGREEMENT TO PURCHASE THE SECURITIES.

SECURITIES LEGISLATION IN MANITOBA PROVIDES A NUMBER OF LIMITATIONS AND DEFENCES TO SUCH ACTIONS, INCLUDING:

A) IN AN ACTION FOR RESCISSION OR DAMAGES, NO PERSON OR COMPANY WILL BE LIABLE IF IT PROVES THAT THE PURCHASER PURCHASED THE SECURITIES WITH KNOWLEDGE OF THE MISREPRESENTATION;

B) IN AN ACTION FOR DAMAGES, NO PERSON OR COMPANY WILL BE LIABLE FOR ALL OR ANY PORTION OF THE DAMAGES THAT IT PROVES DO NOT REPRESENT THE DEPRECIATION IN VALUE OF THE SECURITIES AS A RESULT OF THE MISREPRESENTATION RELIED UPON; AND

C) IN NO CASE WILL THE AMOUNT RECOVERABLE UNDER THE RIGHT OF ACTION DESCRIBED ABOVE EXCEED THE PRICE AT WHICH THE SECURITIES WERE OFFERED UNDER THE OFFERING MEMORANDUM.

FOR NEW BRUNSWICK RESIDENTS: UNDER NEW BRUNSWICK SECURITIES LEGISLATION, CERTAIN PURCHASERS WHO PURCHASE SECURITIES OFFERED BY AN OFFERING MEMORANDUM DURING THE PERIOD OF DISTRIBUTION WILL HAVE A STATUTORY RIGHT OF ACTION FOR DAMAGES, OR WHILE STILL THE OWNER OF THE SECURITIES, FOR RESCISSION AGAINST THE ISSUER AND ANY SELLING SECURITY HOLDER IN THE EVENT THAT THE OFFERING MEMORANDUM, OR A DOCUMENT INCORPORATED BY REFERENCE IN OR DEEMED INCORPORATED INTO THE OFFERING MEMORANDUM, CONTAINS A MISREPRESENTATION WITHOUT REGARD TO WHETHER THE PURCHASERS RELIED ON THE MISREPRESENTATION. THE RIGHT OF ACTION FOR DAMAGES IS EXERCISABLE NOT LATER THAN THE EARLIER OF ONE YEAR FROM THE DATE THE PURCHASER FIRST HAD KNOWLEDGE OF THE FACTS GIVING RISE TO THE CAUSE OF ACTION AND SIX YEARS FROM THE DATE ON WHICH PAYMENT IS MADE FOR THE SECURITIES. THE RIGHT OF ACTION FOR RESCISSION IS EXERCISABLE NOT LATER THAN 180 DAYS FROM THE DATE ON WHICH PAYMENT IS MADE FOR THE SECURITIES. IF A PURCHASER ELECTS TO EXERCISE THE RIGHT OF ACTION FOR RESCISSION, THE PURCHASER WILL HAVE NO RIGHT OF ACTION FOR DAMAGES AGAINST THE ISSUER OR ANY SELLING SECURITY HOLDER. IN NO CASE WILL THE AMOUNT RECOVERABLE IN ANY ACTION EXCEED THE PRICE AT WHICH THE SECURITIES WERE OFFERED TO THE PURCHASER AND IF THE PURCHASER IS SHOWN TO HAVE PURCHASED THE SECURITIES WITH KNOWLEDGE OF THE MISREPRESENTATION, THE ISSUER AND ANY SELLING SECURITY HOLDER WILL HAVE NO LIABILITY. IN THE CASE OF AN ACTION FOR DAMAGES, THE ISSUER AND ANY SELLING SECURITY HOLDER WILL NOT BE LIABLE FOR ALL OR ANY PORTION OF THE DAMAGES THAT ARE PROVEN TO NOT REPRESENT THE DEPRECIATION IN VALUE OF THE SECURITIES AS A RESULT OF THE MISREPRESENTATION RELIED UPON.

THESE RIGHTS ARE IN ADDITION TO, AND WITHOUT DEROGATION FROM, ANY OTHER RIGHTS OR REMEDIES AVAILABLE AT LAW TO A NEW BRUNSWICK PURCHASER. THE FOREGOING IS A SUMMARY OF THE RIGHTS AVAILABLE TO A NEW BRUNSWICK PURCHASER. NOT ALL DEFENCES UPON WHICH AN ISSUER, SELLING SECURITY HOLDER OR OTHERS MAY RELY ARE DESCRIBED HEREIN. NEW BRUNSWICK PURCHASERS SHOULD REFER TO THE COMPLETE TEXT OF THE RELEVANT STATUTORY PROVISIONS.

FOR NOVA SCOTIA RESIDENTS: UNDER NOVA SCOTIA SECURITIES LEGISLATION, CERTAIN PURCHASERS WHO PURCHASE SECURITIES OFFERED BY AN OFFERING MEMORANDUM DURING THE PERIOD OF DISTRIBUTION WILL HAVE A STATUTORY RIGHT OF ACTION FOR DAMAGES AGAINST THE ISSUER OR OTHER SELLER AND THE DIRECTORS OF THE ISSUER AS OF THE DATE THE OFFERING MEMORANDUM, OR WHILE STILL THE OWNER OF THE SECURITIES, FOR RESCISSION AGAINST THE ISSUER OR OTHER SELLER IF THE OFFERING MEMORANDUM, OR A DOCUMENT INCORPORATED BY REFERENCE IN OR DEEMED INCORPORATED INTO THE OFFERING MEMORANDUM, CONTAINS A MISREPRESENTATION WITHOUT REGARD TO WHETHER THE PURCHASERS RELIED ON THE MISREPRESENTATION. THE RIGHT OF ACTION FOR DAMAGES OR RESCISSION IS EXERCISABLE NOT LATER THAN 120 DAYS FROM THE DATE ON WHICH PAYMENT IS MADE FOR THE SECURITIES OR AFTER THE DATE ON WHICH THE INITIAL PAYMENT FOR THE SECURITIES WAS MADE WHERE PAYMENTS SUBSEQUENT TO THE INITIAL PAYMENT ARE MADE PURSUANT TO A CONTRACTUAL COMMITMENT ASSUMED PRIOR TO, OR CONCURRENTLY WITH, THE INITIAL PAYMENT. IF A PURCHASER ELECTS TO EXERCISE THE RIGHT OF ACTION FOR RESCISSION, THE PURCHASER WILL HAVE NO RIGHT OF ACTION FOR DAMAGES AGAINST THE ISSUER OR OTHER SELLER OR THE DIRECTORS OF THE ISSUER. IN NO CASE WILL THE AMOUNT RECOVERABLE IN ANY ACTION EXCEED THE PRICE AT WHICH THE SECURITIES WERE OFFERED TO THE PURCHASER AND IF THE PURCHASER IS SHOWN TO HAVE PURCHASED THE SECURITIES WITH KNOWLEDGE OF THE MISREPRESENTATION, THE ISSUER OR OTHER SELLER AND THE DIRECTORS OF THE ISSUER WILL HAVE NO LIABILITY. IN THE CASE OF AN ACTION FOR DAMAGES, THE ISSUER OR OTHER SELLER AND THE DIRECTORS OF THE ISSUER WILL NOT BE LIABLE FOR ALL OR ANY PORTION OF THE DAMAGES THAT ARE PROVEN TO NOT REPRESENT THE DEPRECIATION IN VALUE OF THE SECURITIES AS A RESULT OF THE MISREPRESENTATION RELIED UPON.

IN ADDITION, A PERSON OR COMPANY, OTHER THAN THE ISSUER, IS NOT LIABLE WITH RESPECT TO ANY PART OF THE OFFERING MEMORANDUM OR ANY AMENDMENT TO THE OFFERING MEMORANDUM NOT PURPORTING (A) TO BE MADE ON THE AUTHORITY OF AN EXPERT OR (B) TO BE A COPY OF, OR AN EXTRACT FROM, A REPORT, OPINION OR STATEMENT OF AN EXPERT, UNLESS THE PERSON OR COMPANY (I) FAILED TO CONDUCT A REASONABLE INVESTIGATION TO PROVIDE REASONABLE GROUNDS FOR A BELIEF THAT THERE HAD BEEN NO MISREPRESENTATION OR (II) BELIEVED THAT THERE HAD BEEN A MISREPRESENTATION.

A PERSON OR COMPANY, OTHER THAN THE ISSUER, WILL NOT BE LIABLE IF THAT PERSON OR COMPANY PROVES THAT (A) THE OFFERING MEMORANDUM OR ANY AMENDMENT TO THE OFFERING MEMORANDUM WAS SENT OR DELIVERED TO THE PURCHASER WITHOUT THE PERSON’S OR COMPANY’S KNOWLEDGE OR CONSENT AND THAT, ON BECOMING AWARE OF ITS DELIVERY, THE PERSON OR COMPANY GAVE REASONABLE GENERAL NOTICE THAT IT WAS DELIVERED WITHOUT THE PERSON’S OR COMPANY’S KNOWLEDGE OR CONSENT, (B) AFTER DELIVERY OF THE OFFERING MEMORANDUM OR ANY AMENDMENT TO THE OFFERING MEMORANDUM AND BEFORE THE PURCHASE OF THE SECURITIES BY THE PURCHASER, ON BECOMING AWARE OF ANY MISREPRESENTATION IN THE OFFERING MEMORANDUM OR ANY AMENDMENT TO THE OFFERING MEMORANDUM, THE PERSON OR COMPANY WITHDREW THE PERSON’S OR COMPANY’S CONSENT TO THE OFFERING MEMORANDUM OR ANY AMENDMENT TO THE OFFERING MEMORANDUM, AND GAVE REASONABLE GENERAL NOTICE OF THE WITHDRAWAL AND THE REASON FOR IT, OR (C) WITH RESPECT TO ANY PART OF THE OFFERING MEMORANDUM OR ANY AMENDMENT TO THE OFFERING MEMORANDUM PURPORTING (I) TO BE MADE ON THE AUTHORITY OF AN EXPERT, OR (II) TO BE A COPY OF, OR AN EXTRACT FROM, A REPORT, AN OPINION OR A STATEMENT OF AN EXPERT, THE PERSON OR COMPANY HAD NO REASONABLE GROUNDS TO BELIEVE AND DID NOT BELIEVE THAT (A) THERE HAD BEEN A MISREPRESENTATION, OR (B) THE RELEVANT PART OF THE OFFERING MEMORANDUM OR ANY AMENDMENT TO THE OFFERING MEMORANDUM DID NOT FAIRLY REPRESENT THE REPORT, OPINION OR STATEMENT OF THE EXPERT, OR WAS NOT A FAIR COPY OF, OR AN EXTRACT FROM, THE REPORT, OPINION OR STATEMENT OF THE EXPERT.

THESE RIGHTS ARE IN ADDITION TO, AND WITHOUT DEROGATION FROM, ANY OTHER RIGHTS OR REMEDIES AVAILABLE AT LAW TO A NOVA SCOTIA PURCHASER. THE FOREGOING IS A SUMMARY OF THE RIGHTS AVAILABLE TO A NOVA SCOTIA PURCHASER. NOT ALL DEFENCES UPON WHICH AN ISSUER OR OTHER SELLER OR OTHERS MAY RELY ARE DESCRIBED HEREIN. NOVA SCOTIA PURCHASERS SHOULD REFER TO THE COMPLETE TEXT OF THE RELEVANT STATUTORY PROVISIONS.

FOR PRINCE EDWARD ISLAND RESIDENTS: IF AN OFFERING MEMORANDUM, TOGETHER WITH ANY AMENDMENT THERETO, IS DELIVERED TO A PURCHASER AND THE OFFERING MEMORANDUM, OR ANY AMENDMENT THERETO, CONTAINS A MISREPRESENTATION, A PURCHASER HAS, WITHOUT REGARD TO WHETHER THE PURCHASER RELIED ON THE MISREPRESENTATION, A STATUTORY RIGHT OF ACTION FOR DAMAGES AGAINST (A) THE ISSUER, (B) SUBJECT TO CERTAIN ADDITIONAL DEFENCES, AGAINST EVERY DIRECTOR OF THE ISSUER AT THE DATE OF THE OFFERING MEMORANDUM AND (C) EVERY PERSON OR COMPANY WHO SIGNED THE OFFERING MEMORANDUM, BUT MAY ELECT TO EXERCISE THE RIGHT OF RESCISSION AGAINST THE ISSUER (IN WHICH CASE THE PURCHASER SHALL HAVE NO RIGHT OF ACTION FOR DAMAGES AGAINST THE AFOREMENTIONED PERSONS OR COMPANY).

NO ACTION SHALL BE COMMENCED TO ENFORCE THE RIGHT OF ACTION DISCUSSED ABOVE MORE THAN: (A) IN THE CASE OF AN ACTION FOR RESCISSION, 180 DAYS AFTER THE DATE OF THE TRANSACTION THAT GAVE RISE TO THE CAUSE OF ACTION; OR (B) IN THE CASE OF ANY ACTION FOR DAMAGES, THE EARLIER OF: (I) 180 DAYS AFTER THE PURCHASER FIRST HAD KNOWLEDGE OF THE FACTS GIVING RISE TO THE CAUSE OF ACTION; OR (II) THREE YEARS AFTER THE DATE OF THE TRANSACTION THAT GAVE RISE TO THE CAUSE OF ACTION.

SECURITIES LEGISLATION IN PRINCE EDWARD ISLAND PROVIDES A NUMBER OF LIMITATIONS AND DEFENCES TO SUCH ACTIONS, INCLUDING:

A) NO PERSON OR COMPANY WILL BE LIABLE IF IT PROVES THAT THE PURCHASER PURCHASED THE SECURITIES WITH KNOWLEDGE OF THE MISREPRESENTATION;

B) IN AN ACTION FOR DAMAGES, THE DEFENDANT IS NOT LIABLE FOR ALL OR ANY PORTION OF THE DAMAGES THAT IT PROVES DOES NOT REPRESENT THE DEPRECIATION IN VALUE OF THE SECURITIES AS A RESULT OF THE MISREPRESENTATION RELIED UPON; AND

C) IN NO CASE SHALL THE AMOUNT RECOVERABLE UNDER THE RIGHT OF ACTION DESCRIBED HEREIN EXCEED THE PRICE AT WHICH THE SECURITIES WERE OFFERED UNDER THE OFFERING MEMORANDUM, OR ANY AMENDMENT THERETO.

FOR NEWFOUNDLAND AND LABRADOR RESIDENTS: IF AN OFFERING MEMORANDUM, TOGETHER WITH ANY AMENDMENT THERETO, CONTAINS A MISREPRESENTATION, A PURCHASER HAS, WITHOUT REGARD TO WHETHER THE PURCHASER RELIED ON THE MISREPRESENTATION, A STATUTORY RIGHT OF ACTION FOR DAMAGES AGAINST (A) THE ISSUER, (B) SUBJECT TO CERTAIN ADDITIONAL DEFENCES, AGAINST EVERY DIRECTOR OF THE ISSUER AT THE DATE OF THE OFFERING MEMORANDUM AND (C) EVERY PERSON WHO SIGNED THE OFFERING MEMORANDUM, BUT MAY ELECT TO EXERCISE THE RIGHT OF RESCISSION AGAINST THE ISSUER (IN WHICH CASE THE PURCHASER SHALL HAVE NO RIGHT OF ACTION FOR DAMAGES AGAINST THE AFOREMENTIONED PERSONS).

NO ACTION SHALL BE COMMENCED TO ENFORCE THE RIGHT OF ACTION DISCUSSED ABOVE MORE THAN: (A) IN THE CASE OF AN ACTION FOR RESCISSION, 180 DAYS AFTER THE DATE OF THE TRANSACTION THAT GAVE RISE TO THE CAUSE OF ACTION; OR (B) IN THE CASE OF ANY ACTION FOR DAMAGES, THE EARLIER OF: (I) 180 DAYS AFTER THE PURCHASER FIRST HAD KNOWLEDGE OF THE FACTS GIVING RISE TO THE CAUSE OF ACTION; OR (II) THREE YEARS AFTER THE DATE OF THE TRANSACTION THAT GAVE RISE TO THE CAUSE OF ACTION. SECURITIES LEGISLATION IN NEWFOUNDLAND AND LABRADOR PROVIDES A NUMBER OF LIMITATIONS AND DEFENCES TO SUCH ACTIONS, INCLUDING:

A) NO PERSON WILL BE LIABLE IF IT PROVES THAT THE PURCHASER PURCHASED THE SECURITIES WITH KNOWLEDGE OF THE MISREPRESENTATION;

B) IN AN ACTION FOR DAMAGES, THE DEFENDANT IS NOT LIABLE FOR ALL OR ANY PORTION OF THE DAMAGES THAT IT PROVES DOES NOT REPRESENT THE DEPRECIATION IN VALUE OF THE SECURITIES AS A RESULT OF THE MISREPRESENTATION RELIED UPON; AND

C) IN NO CASE SHALL THE AMOUNT RECOVERABLE UNDER THE RIGHT OF ACTION DESCRIBED HEREIN EXCEED THE PRICE AT WHICH THE SECURITIES WERE OFFERED UNDER THE OFFERING MEMORANDUM, OR ANY AMENDMENT THERETO.

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THE AGGREGATE AMOUNT SUBSCRIBED FOR HEREBY IS:

$__________ Shares at a per Share Purchase Price of $1.00 per share

Manner in Which Title is to be Held. (check one)

—	Individual Ownership	—	Community Property
—	Joint Tenant with Right of Survivorship (both parties must sign)
—	Partnership	—	Tenants in common
—	Corporation or Trust	—	IRA or Keogh
—	Other (please indicate)

INDIVIDUAL INVESTORS		ENTITY INVESTORS

Name of entity, if any

Signature (Individual)		By:

*Signature

Its:

Signature	(Joint)	Title:
(all record holders must sign)

Name(s) Typed or Printed		Name Typed or Printed

Address to Which Correspondence Should be Directed		Address to Which Correspondence Should be Directed

City, State and Zip Code		City, State and Zip Code

Email Address for Notification		Email Address for Notification

Name(s) Typed or Tax Identification or Social Security Number		Name(s) Typed or Tax Identification or Social Security Number

*	If Securities are being subscribed for by any entity, the Certificate of Signatory on the next page must also be completed

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms on _____ day of _________________, 202__.

Droneify Ltd.

Dated:	By:
Name:
Its:

CERTIFICATE OF SIGNATORY

(To be completed if Securities are being subscribed for by an entity)

I, _____________________________, the _____________________________________
(name of signatory)	(title)

Of ______________________________________________(“Entity”), a ____________________________________
(name of entity)	(type of entity)

Organized under the laws of _______________, hereby certify that I am empowered and duly authorized by the Entity to execute the Subscription Agreement and to purchase the Securities, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ______ day of ___________, 2022.

(Signature)